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                                                                    EXHIBIT 99.2


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Marc D. Hamburg, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Berkshire Hathaway Inc., and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee of the board of directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 29, 2002 of Berkshire Hathaway Inc.

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Berkshire Hathaway Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      -     any amendments to any of the foregoing.


      /s/ Marc D. Hamburg                                Subscribed and sworn to
      ----------------------------------                 before me this 13th day
      Marc D. Hamburg                                    of August 2002.
      Vice President and principal financial officer
      August 13, 2002
                                                         /s/ Tracey Schnell
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                                                         Notary Public

                                                         My Commission Expires:

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